Hudson Pacific Properties, Inc.
Press Release

Hudson Pacific Provides Business Update
Rightsizes Board of Directors
Expects Studio Business to Benefit from Newly Approved Business Incentives to Stimulate Production
LOS ANGELES (June 30, 2025)—Hudson Pacific Properties, Inc. (NYSE: HPP), a unique provider of end-to-end real estate solutions for tech and media tenants, today announced changes to its Board of Directors ("Board"), reducing the size from 10 to 8 members. In support of these efforts, two directors, Ebs Burnough and Christy Haubegger, voluntarily resigned from the Board.

Victor Coleman, Hudson Pacific’s CEO and Chairman, said, "This more efficient board structure maintains the experience needed to guide our management team while contributing to our ongoing focus on corporate costs to drive value creation for shareholders. With our high-quality portfolio located in the primary markets benefiting from AI investment and now California’s substantially increased film and TV production incentives, I am excited about what the future holds for Hudson Pacific."

Coleman continued, "I would like to thank Ebs and Christy for their service and many contributions, as well as their dedication and professionalism in enabling the streamlining of our Board. Each has provided valuable perspective and insights over the years and we wish them the very best."

About Hudson Pacific Properties

Hudson Pacific Properties (NYSE: HPP) is a real estate investment trust serving dynamic tech and media tenants in global epicenters for these synergistic, converging and secular growth industries. Hudson Pacific’s unique and high-barrier tech and media focus leverages a full-service, end-to-end value creation platform forged through deep strategic relationships and niche expertise across identifying, acquiring, transforming and developing properties into world-class amenitized, collaborative and sustainable office and studio space. For more information visit HudsonPacificProperties.com.

Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events, or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the company's control, which may cause actual results to differ significantly from those expressed in any forward-looking statement. All forward-looking statements reflect the
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Hudson Pacific Properties, Inc.
Press Release

company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the company's future results to differ materially from any forward-looking statements, see the section entitled "Risk Factors" in the company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, and other risks described in documents subsequently filed by the company from time to time with the SEC.

Investor Contact
Laura Campbell
Executive Vice President, Investor Relations & Marketing
(310) 622-1702
lcampbell@hudsonppi.com

Media Contact
Laura Murray
Vice President, Communications
(310) 622-1781
lmurray@hudsonppi.com

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